SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       February 2, 2005
                                                --------------------------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

         1-10466                                         59-0432511
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  (Commission File Number)                   (IRS Employer Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, FL                      32202
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (904) 301-4200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The Company issued a Press Release dated February 2, 2005, announcing the Company's financial results for the year ended December 31, 2004. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press Release dated February 2, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    THE ST. JOE COMPANY


Dated: February 2, 2005                             By:    /s/ Michael N. Regan
                                                           ---------------------
                                                    Name:  Michael N. Regan
                                                    Title: Senior Vice President